                                                                    Exhibit 24.1



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Avaya Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the registration of certain securities of the Company held by Warburg, Pincus Equity Partners, L.P.and related investment funds;

WHEREAS, the undersigned is a Director (and/or Officer) of the Company, as indicated below his or her signature:

NOW, THEREFORE, the undersigned hereby constitutes and appoints Garry K. McGuire Sr. and Charles D. Peiffer and each of them, as attorneys, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and Officer of the Company, to execute and file such Registration Statement and any amendments or supplements thereto (including any post-effective amendments) or any Registration Statement relating to the same offering of securities that are filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with all exhibits thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of May, 2002.


By:   /s/ Donald K. Peterson              By:   /s/ Henry B. Schacht
      -------------------------------           --------------------------------
      Name: Donald K. Peterson                  Name: Henry B. Schacht
      Title: Chairman of the Board              Title: Director
      and Chief Executive Officer



By:                                       By:   /s/ Daniel C. Stanzione
      -------------------------------           --------------------------------
      Name: Anthony Terracciano                 Name: Daniel C. Stanzione
      Title: Director                           Title: Director



By:   /s/ Franklin A. Thomas              By:   /s/ Mark Leslie
      -------------------------------           --------------------------------
      Name: Franklin A. Thomas                  Name: Mark Leslie
      Title: Director                           Title: Director


By:   /s/ Ronald Zarrella
      -------------------------------
      Name: Ronald Zarrella
      Title: Director